Inventories	12 Months Ended
Dec. 31, 2023
Inventories [Abstract]
Inventories	Inventories

	At December 31,
	2022	2023	2024
	(in thousands)
Components	$6,641	$4,706	$2,445
Finished goods	4,599	4,559	3,679
Total inventories at cost	$11,240	$9,265	$6,124
Provision for slow-moving or damaged components	$606	$1,065	$1,468
Provision for slow-moving or damaged finished goods	1,247	1,865	1,782
Total provision for slow-moving or damaged inventory	$1,853	$2,930	$3,250
Components, net	$6,035	$3,641	$977
Finished goods, at the lower of cost and net realizable value	3,352	2,694	1,897
Total net inventories	$9,387	$6,335	$2,874
The provisions for slow-moving or damaged inventory are related to units either damaged or in excess of the units needed to serve the expected demand for identified customers and projects. In the year ended December 31, 2022, the Company recorded expense related to certain components whose lead-times increased during the COVID-19 and other supply chain constraints, that ultimately were not used in production and expired. This represented $340,000 of the 2022 provision. In the year ended December 31, 2023, the Company recorded an additional expense of $126,000 and some components were physically scrapped resulting in a provision reversal of $104,000. In the year ended December 31, 2024, some components were sold resulting in a provision reversal of $8,000. At December 31, 2024, the provision related to those components represented $354,000. The remaining amount of $2,896,000 in depreciation is related to finished goods and components in excess of the units needed to serve the expected demand for identified customers and projects.